Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER IN ACCORDANCE WITH SECTION 906 OF THE SARBANES-OXLEY ACT

In conjunction with the annual report of Sharps Compliance Corp. (the “Company”) on Form 10-KSB for the years ended June 30, 2003 and 2002, as filed with the Securities and Exchange Commission on the date hereof, I, David P. Tusa, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that

(1)                  The Form 10-KSB report for the years ended June 30, 2003 and 2002, filed with the Securities and Exchange Commission on September 26, 2003, fully complies with the requirements of Section 13 (a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)                  The information contained in the Form 10-KSB report for the years ended June 30, 2003 and 2002 fairly presents, in all material respects, the financial condition and results of operations of Sharps Compliance Corp.

By:	/s/ DAVID P. TUSA

David P. Tusa
Senior Vice President and
Chief Financial Officer